UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2021

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2021, the Board of Directors (the “Board”) approved and adopted Amended and Restated Bylaws (“Bylaws”) of Premier, Inc. (the “Company”). The Bylaws were amended to eliminate term limits for directors and remove several historical provisions that are no longer relevant. As an alternative to term limits, the Company’s Corporate Governance Guidelines (the “Guidelines”) provide that prior to recommending their re-election, the Nominating and Governance Committee (the “NGC”) of the Board, in consultation with the Board Chair, will rigorously assess a director’s participation, substantive contributions, independence and whether the skill or expertise they bring continues to be a priority, as well as overall Board diversity considerations. No other provisions of the Bylaws were modified.

The foregoing description of the Bylaws is qualified in its entirety by reference to the terms of the Bylaws, effective October 21, 2021, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 20, 2021, the Company announced the release of its 2021 Sustainability Report, dated as of October 20, 2021 (the “Report”). Based on the review and recommendation of the NGC, the Board approved the Report. The Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information discussed under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

Nominating and Governance Committee Charter

On October 21, 2021, the Board amended the charter of the NGC to reflect oversight of environmental, social and governance (“ESG”) matters as a primary responsibility of the NGC. The full text of the NGC’s Charter can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Corporate Governance Guidelines

On October 21, 2021, the Board adopted revised Guidelines. The material changes include the following: (i) the addition of oversight of ESG issues to the enumerated responsibilities of the Board, (ii) the removal of director term limits and (iii) the addition of director age limits providing that no director shall be nominated to stand for re-election upon reaching the age of 72. The full text of the amended Guidelines can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of Premier, Inc., effective as of October 21, 2021.

99.1	Premier, Inc. 2021 Sustainability Report, dated as of October 20, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: October 21, 2021